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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549
                             ____________________

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): MAY 23, 2006


                             CLARKE AMERICAN CORP.
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            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
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                 (State or Other Jurisdiction of Incorporation


               333-133253                            84-1696500
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            (Commission File                        (IRS Employer
                 Number)                         Identification No.)


                10931 LAUREATE DRIVE, SAN ANTONIO, TEXAS 78249
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              (Address of Principal Executive Offices) (Zip Code)


                                 210-697-8888
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             (Registrant's Telephone Number, Including Area Code)


                                NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


         On and effective May 23, 2006, Clarke American Corp. (the "Company") entered into an amended and restated employment agreement (the "Employment Agreement") with Alan Westfall, to reflect Mr. Westfall's appointment as the Company's Executive Vice President and Chief Operating Officer. Under the Employment Agreement, the material terms of Mr. Westfall's previous employment agreement dated October 31, 2005 remain unchanged except for the following:
(1) the Employment Agreement is for a term of three years beginning on May 23, 2006, rather than two years beginning on December 15, 2005 under the previous agreement; (2) Mr. Westfall receives an annual base salary of $350,000 effective May 23, 2006, rather than $275,000 under the previous agreement; (3) Mr. Westfall will receive 21% of the "LTIP bonus pool" as defined in and in accordance with the M & F Worldwide Corp. 2005 Long Term Incentive Plan, rather than 7% under the previous agreement; and (4) the retirement date on or after which Mr. Westfall will receive an additional entitlement is June 30, 2009, rather than December 15, 2007 under the previous agreement.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   CLARKE AMERICAN CORP.

                                   By: /s/ Peter A. Fera, Jr.
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                                       Name:    Peter A. Fera, Jr.
                                       Title:   Senior Vice President and Chief
                                                Financial Officer


Date: May 25, 2006